HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

SEPARATE ACCOUNT ONE
Director Select Outlook I/IR/II/IIR
The Director Select I/II/IIR
Director Select Plus I/IR

SEPARATE ACCOUNT TWO
Director Select Outlook I/IR/II/IIR
The Director Select I/II/IIR/III/IIIR
Director Select Plus I/IR/II/IIR
The Wachovia Director

SEPEARATE ACCOUNT THREE
The Director M Select
The Director M Select Plus
The Director M Select Outlook

SEPARATE ACCOUNT SEVEN
Hartford Leaders Select I/II
Hartford Leaders Select Outlook I

Supplement Dated December 23, 2015 to your Prospectus Dated May 1, 2015

At a meeting held on November 17-18, 2015, the Board of Trustees of the Wells Fargo Variable Trust on behalf of Wells Fargo VT Small Cap Value Fund (“the Fund”) approved the liquidation of the Fund. The liquidation is anticipated to occur at the close of business on or about April 29, 2016.

FUND CLOSING TO NEW OR SUBSEQUENT PREMIUMS AND TRANSFERS OF CONTRACT VALUE AT THE CLOSE OF BUSINESS ON APRIL 27, 2016 IN CONTEMPLATION OF THE LIQUIDATION OF THE FUND AT THE CLOSE OF BUSINESS ON OR ABOUT APRIL 29, 2015
In contemplation of the liquidation of the Fund scheduled to take place on or about the close of business on April 29, 2016, effective at the close of business on April 27, 2016, the Fund will be closed to new or subsequent Premium Payments and transfers of Contact Value.

As a result, certain administrative programs will be impacted by the April 27, 2016 Fund closure and the April 29, 2016 Fund liquidation. Specifically:

•
Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may provide us alternative allocation instructions prior to April 27, 2016. If you do not provide alternative allocation instructions prior to April 27, 2016, your enrollment will automatically be updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account at the close of business April 27, 2016.

•
Asset Rebalancing and/or InvestEase®: If you are enrolled in an Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to April 27, 2016. If you do not provide us alternative instructions prior to April 27, 2016, we will automatically update your Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account on April 27, 2016.

•	Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on April 29,

2016. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to April 29, 2016.

•
Asset Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Asset Allocation Model that includes the Fund, the model will be automatically updated on April 7, 2016 to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

FUND LIQUIDATING AT THE CLOSE OF BUSINESS ON OR ABOUT APRIL 29, 2016
As disclosed above, the Fund is closing to new Premium Payments and allocations of Contract Value at the close of business on April 27, 2016 in contemplation of the Fund liquidating at the close of business on or about April 29, 2016. Effective as of the close of business on or about April 29, 2016, any Contract Value allocated to the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account.

Upon completion of liquidation of the Fund, all references to the Fund in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7650